Van Kampen Municipal Opportunity Trust
                       Item 77(o) 10F-3 Transactions
                     April 1, 2002 - October 31, 2002



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
              10/24/  101.56  756,095,000  3,000,0   0.397%  0.7%
                02                           00                       Lehman
 Triborough                                                         Brothers,
 Bridges &                                                             Bear
   Tunnel                                                            Stearns,
 Authority                                                            First
                                                                    Albany, JP
                                                                     Morgan,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                      Paine
                                                                     Webber,
                                                                     ABN AMRO
                                                                    financial,
                                                                      Advest
                                                                    Inc, CIBC
                                                                      World
                                                                    Mordests,
                                                                     Commerce
                                                                     Capital,
                                                                    Fahnestock
                                                                       &Co,
                                                                     Jackson
                                                                       Sec,
                                                                    Qucik&Reil
                                                                       ly,
                                                                    Ramirez&Co
                                                                    , Raymond
                                                                    James, RBC
                                                                       Dain
                                                                    Rauscher,
                                                                    Roosevelt&
                                                                      Cross
                                                                     Siebert
                                                                    Brandford
                                                                      Shank,
                                                                     Wachovia
                                                                       Bank


                                                                     Salomon
 Triborough                                                           Smith
 Bridges &                                                           Barney,
   Tunnel                                                              Bear
 Authority    09/19/  Variou  2,176,360,0  4,000,0   0.184%  1.00%   Stearns,
                02       s        00         00                       Paine
                                                                     Webber,
                                                                      First
                                                                    Albany, JP
                                                                     Morgan,
                                                                      Lehman
                                                                    Brothers,
                                                                      Morgan
                                                                     Stanley,
                                                                     Merrill
                                                                    Lynch, ABN
                                                                      AMRO,
                                                                      Advest
                                                                    Inc, CIBC
                                                                      World,
                                                                     Markets,
                                                                     Commerce
                                                                     Capital,
                                                                    Fahnestock
                                                                      & Co,
                                                                     Jackson
                                                                       Sec,
                                                                    Quick&Reil
                                                                       ly,
                                                                     Raymond
                                                                    James, RBC
                                                                       Dain
                                                                    Rauscher,
                                                                    Roosevelt
                                                                     & Cross,
                                                                     Siebert
                                                                    Brandford
                                                                     Shank &
                                                                       Co,
                                                                     Wachovia
                                                                       Bank



 Municipal                                                          Bear
  Electric                                                          Stearns,
 Authority    08/22/  Variou  258,465,000  6,245,0   2.416%  1.5%   JP Morgan,
 of Georgia     02       s                   00                     Goldman
                                                                    Sachs,
                                                                    Lehman
                                                                    Brothers,
                                                                    Morgan
                                                                    Stanley,
                                                                    Salomon
                                                                    Smith
                                                                    Barney,
                                                                    Paine
                                                                    Webber,
                                                                    Wachovia
                                                                    Bank


                                                                      Lehman
Metropolita                                                         Brothers,
     n                                                                 Bear
Transportat   06/05/  Variou  1,725,100,0  5,000,0   0.29%   0.1%    Stearns,
    ion         02       s        00         00                       First
 Authority                                                          Albany, JP
                                                                     Morgan,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                      Paine
                                                                     Webber,
                                                                     ABN AMRO
                                                                    financial,
                                                                      Advest
                                                                    Inc, CIBC
                                                                      World
                                                                    Mordests,
                                                                     Commerce
                                                                     Capital,
                                                                    Fahnestock
                                                                       &Co,
                                                                     Jackson
                                                                       Sec,
                                                                    Qucik&Reil
                                                                       ly,
                                                                    Ramirez&Co
                                                                    , Raymond
                                                                    James, RBC
                                                                       Dain
                                                                    Rauscher,
                                                                    Roosevelt&
                                                                      Cross
                                                                     Siebert
                                                                    Brandford
                                                                      Shank,
                                                                     Wachovia
                                                                       Bank


                                                                     Salomon
 Miami Dade                                                           Smith
  Florida     05/17/  Variou  299,000,000  500,000   0.167%  0.1%    Barney,
  Aviation      02       s                                          Guzman&Co,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                     Siebert
                                                                    Brandford
                                                                    Shank&Co,
                                                                     Estrada
                                                                    Hinojosa&C
                                                                    o, Lehman
                                                                    Brothers,
                                                                       Loop
                                                                     Capital,
                                                                        MR
                                                                     Beal&Co,
                                                                    Ramirez&Co
                                                                    , Chapman
                                                                    Co, Paine
                                                                      Webber